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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 2000 relating to the financial statements and financial statement schedules, which appears in Charles River Laboratories International Inc.'s Annual Report on Form 10-K for the year ended December 25, 1999.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
October 11, 2000